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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Chesapeake Energy Corporation (hereinafter, the "Company"), hereby severally constitute and appoint Aubrey K. McClendon, Tom L. Ward and Marcus C. Rowland, and each of them, severally, our true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, to sign for us, in our names as officers or directors, or both, of the Company, and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the securities offered pursuant to this Registration Statement on Form S-3, including any amendments to this Registration Statement on Form S-3 or otherwise (including post-effective amendments) and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of us might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 23rd day of May, 2001.




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
/s/ Aubrey K. McClendon                                  /s/ Tom L. Ward
--------------------------------------------             --------------------------------------------
Aubrey K. McClendon, Chairman                            Tom L. Ward, President, Chief
of the Board and Chief Executive                         Operating Officer and Director
Officer (Principal Executive Officer)                    (Principal Executive Officer)


/s/ Marcus C. Rowland                                    /s/ Michael A. Johnson
--------------------------------------------             --------------------------------------------
Marcus C. Rowland, Executive                             Michael A. Johnson, Senior
Vice President and Chief                                 Vice President - Accounting
Financial Officer (Principal                             (Principal Accounting Officer)
Financial Officer)


/s/ E. F. Heizer, Jr.                                    /s/ Breene M. Kerr
--------------------------------------------             --------------------------------------------
E.F. Heizer, Jr., Director                               Breene M. Kerr, Director



/s/ Shannon T. Self                                      /s/ Frederick B. Whittemore
--------------------------------------------             --------------------------------------------
Shannon T. Self, Director                                Frederick B. Whittemore,
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